POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Edward L. Gallup and Richard J. Still, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 relating to the Immucor, Inc. 1995 Stock Option Plan (the "1995 Plan") to be filed with the Securities and Exchange Commission (whether relating to the 1995 Plan as currently in effect or to the 1995 Plan as it may be amended in the future), and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     This      23rd  day of        August    , 1995.


                                        /s/ Edward L. Gallup
                                        Edward L. Gallup

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Edward L. Gallup and Richard J. Still, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 relating to the Immucor, Inc. 1995 Stock Option Plan (the "1995 Plan") to be filed with the Securities and Exchange Commission (whether relating to the 1995 Plan as currently in effect or to the 1995 Plan as it may be amended in the future), and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     This      23rd  day of      August , 1995.


                                        /s/ Richard J. Still
                                        Richard J. Still

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Edward L. Gallup and Richard J. Still, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 relating to the Immucor, Inc. 1995 Stock Option Plan (the "1995 Plan") to be filed with the Securities and Exchange Commission (whether relating to the 1995 Plan as currently in effect or to the 1995 Plan as it may be amended in the future), and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     This      13th       day of      July        , 1995.


                                        /s/ Ralph A. Eatz
                                        Ralph A. Eatz

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Edward L. Gallup and Richard J. Still, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 relating to the Immucor, Inc. 1995 Stock Option Plan (the "1995 Plan") to be filed with the Securities and Exchange Commission (whether relating to the 1995 Plan as currently in effect or to the 1995 Plan as it may be amended in the future), and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     This      22nd  day of      June        , 1995.


                                        /s/ Daniel T. McKeithan
                                        Daniel T. McKeithan

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Edward L. Gallup and Richard J. Still, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 relating to the Immucor, Inc. 1995 Stock Option Plan (the "1995 Plan") to be filed with the Securities and Exchange Commission (whether relating to the 1995 Plan as currently in effect or to the 1995 Plan as it may be amended in the future), and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     This      27th  day of      June        , 1995.


                                        /s/ Didier L. Lanson
                                        Didier L. Lanson

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Edward L. Gallup and Richard J. Still, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 relating to the Immucor, Inc. 1995 Stock Option Plan (the "1995 Plan") to be filed with the Securities and Exchange Commission (whether relating to the 1995 Plan as currently in effect or to the 1995 Plan as it may be amended in the future), and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     This      7th   day of       July       , 1995.


                                        /s/ Josef Wilms
                                        Josef Wilms

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Edward L. Gallup and Richard J. Still, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 relating to the Immucor, Inc. 1995 Stock Option Plan (the "1995 Plan") to be filed with the Securities and Exchange Commission (whether relating to the 1995 Plan as currently in effect or to the 1995 Plan as it may be amended in the future), and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     This      7th   day of      July        , 1995.


                                        /s/ Dr. Gioacchino De Chirico
                                        Dr. Gioacchino De Chirico